Exhibit 99.1.1

JOINT FILING AGREEMENT

The undersigned agree that this Schedule 13G dated February 14, 2017 relating to the Ordinary Shares, par value NIS 0.01 per share, of MediWound Ltd. shall be filed on behalf of the undersigned.

ACCESS INDUSTRIES HOLDINGS LLC	By: Access Industries Management, LLC, Its Manager

/s/ Alejandro Moreno
Signature

Alejandro Moreno / Executive Vice President
Name/Title

AI DIVERSIFIED HOLDINGS LIMITED	By: Hudson Administration S.A.; Its Director

/s/ Simon Baker
Signature

Simon Baker / Director
Name/Title

AI DIVERSIFIED PARENT S.À R.L.	By: Access Industries Management, LLC, Class A Manager

/s/ Alejandro Moreno
Signature

Alejandro Moreno / Executive Vice President
Name/Title

/s/ Simon Baker
Signature

Simon Baker / Class B Manager
Name/Title

AI DIVERSIFIED HOLDINGS S.À R.L.	By: Access Industries Management, LLC, Class A Manager

/s/ Alejandro Moreno
Signature

Alejandro Moreno / Executive Vice President
Name/Title

/s/ Simon Baker
Signature

Simon Baker / Class B Manager
Name/Title

Exhibit 99.1.1

AI SMS L.P.	By: AI International GP Limited, its general partner
By: Momats Limited, its director

/s/ Lynelle Gumbs
Signature

Lynelle Gumbs / Class A Representative
Name/Title

/s/ Sallyon Williams
Signature

Sallyon Williams / Class B Representative
Name/Title

AI INTERNATIONAL GP LIMITED	By: Momats Limited, its director

/s/ Lynelle Gumbs
Signature

Lynelle Gumbs / Class A Representative
Name/Title

/s/ Sallyon Williams
Signature

Sallyon Williams / Class B Representative
Name/Title

AIPH/AISMS HOLDINGS LLC	By: Access Industries Management, LLC, Its Manager

/s/ Alejandro Moreno
Signature

Alejandro Moreno / Executive Vice President
Name/Title

Exhibit 99.1.1

ACCESS AI LTD.	/s/ Donald Wagner
Signature

Donald Wagner / Director
Name/Title

/s/ Lincoln Benet
Signature

Lincoln Benet / Director
Name/Title

ACCESS INDUSTRIES MANAGEMENT, LLC	/s/ Alejandro Moreno
Signature

Alejandro Moreno / Executive Vice President
Name/Title

* Signature Len Blavatnik Name

*	The undersigned, by signing his name hereto, executes this Schedule 13G pursuant to the Power of Attorney executed on behalf of Mr. Blavatnik (as filed with the Securities and Exchange Commission on February 13, 2015).

By:	/s/ Alejandro Moreno
Name: Alejandro Moreno
Attorney-in-Fact